                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 13, 2002

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

               Delaware                                 1-16671                                 23-3079390
(State or Other Jurisdiction of                 Commission File Number                       (I.R.S. Employer
Incorporation or Organization)                                                                Identification
                                                                                                  Number)


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                          1300 Morris Drive, Suite 100
                      Chesterbrook, Pennsylvania 19087-5594
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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                                      n/a
           (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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         On November 13, 2002, AmerisourceBergen Corporation (the "Company") announced that it has agreed to issue $300 million of 7 1/4% senior notes due 2012 in a private placement. A copy of the press release is filed as Exhibit
99.1 to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
          --------------------------------

         (c)      Exhibits.
                  99.1     Press Release dated November 13, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERISOURCEBERGEN CORPORATION

                                    By:    /s/  Michael D. DiCandilo
                                         ---------------------------------------
                                          Name:  Michael D. DiCandilo
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number              Exhibit
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99.1                Press Release dated November 13, 2002